Exhibit 10.38

FIRST AMENDMENT TO LOAN AND SECURITY AGREEMENT
This FIRST AMENDMENT TO LOAN AND SECURITY AGREEMENT, dated as of January 10, 2014 (this “Amendment”), is entered into among WESTMORELAND COAL COMPANY, a Delaware corporation (“Westmoreland Parent”), WESTMORELAND ENERGY LLC, a Delaware limited liability company (“Westmoreland Energy”), WESTMORELAND - NORTH CAROLINA POWER, L.L.C., a Virginia limited liability company (“Westmoreland NC”), WEI-ROANOKE VALLEY, INC., a Delaware corporation (“WEI”), WESTMORELAND - ROANOKE VALLEY, L.P., a Delaware limited partnership (“Westmoreland Roanoke”), WESTMORELAND PARTNERS, a Virginia general partnership (“Westmoreland”), WESTMORELAND RESOURCES, INC., a Delaware corporation (“Westmoreland Resources”), WESTMORELAND KEMMERER, INC., a Delaware corporation (“Kemmerer”), WESTMORELAND COAL SALES COMPANY, INC., a Delaware corporation (“Coal Sales”), WRI PARTNERS, INC., a Delaware corporation (“WRI”) and WCC LAND HOLDING COMPANY, INC., a Delaware corporation (“WCC”; together with Westmoreland Parent, Westmoreland Energy, Westmoreland NC, WEI, Westmoreland Roanoke, Westmoreland, Westmoreland Resources, Kemmerer Coal Sales and WRI, individually a “Borrower” and collectively the “Borrowers”), and THE PRIVATEBANK AND TRUST COMPANY (“Lender”).
W I T N E S S E T H:
WHEREAS, Borrowers and Lender entered into that certain Loan and Security Agreement dated as of June 29, 2012 (as amended hereby and as may be further amended, restated, supplemented, or otherwise modified from time to time, collectively, the “Loan Agreement”), pursuant to which the Borrowers established certain financing arrangements with Lender;
WHEREAS, Borrowers have requested that Lender amend the Loan Agreement to increase the aggregate undrawn face amount of all standby Letters of Credit permitted under the Loan Agreement to Ten Million and No/100 Dollars ($10,000,000); and
WHEREAS, Lender is willing to make such an amendment subject to the terms and conditions of this Amendment.
NOW, THEREFORE, for and in consideration of the promises and mutual agreements herein contained and for the purposes of setting forth the terms and conditions of this Amendment, the parties, intending to be bound, hereby agree as follows:
Section 1. Incorporation of the Loan Agreement. All capitalized terms which are not defined hereunder shall have the same meanings as set forth in the Loan Agreement, and the Loan Agreement, to the extent not inconsistent with this Amendment, is incorporated herein by this reference as though the same were set forth in its entirety. To the extent any terms and provisions of the Loan Agreement are inconsistent with the amendment set forth in Section 2 below, such terms and provisions shall be deemed superseded hereby. Except as specifically set forth herein, the Loan Agreement shall remain in full force and effect and its provisions shall be binding on the parties hereto.
Section 2. Amendment to Section 3.1 of the Loan Agreement. The first sentence of Section 3.1 of the Loan Agreement is hereby amended and restated to read as follows:
“Subject to the terms and conditions of this Agreement and the other Loan Documents prior to the Maturity Date for the Revolving Loans, Lender shall, absent the occurrence and continuance of an Event of Default, from time to time cause to be issued and co-sign for or otherwise guarantee, upon Borrowers’ request, commercial and/or standby Letters of Credit; provided, that the aggregate undrawn face amount of all such Letters of Credit shall at no time exceed Ten Million and No/100 Dollars ($10,000,000).”
Section 3. Effectiveness Conditions. This Amendment shall be effective upon the satisfaction of the following conditions precedent, each to the satisfaction of Lender in its reasonable discretion:
(a)receipt by Lender from each party hereto of a counterpart of this Amendment signed on behalf of such party; and
(b)receipt by Lender of such other documents, instruments and/or agreements as Lender shall reasonably request prior to the date hereof.
Section 4. Representations, Covenants and Warranties; No Default.
(a)The representations, covenants and warranties of the Borrowers set forth in Sections 11, 12, 13 and 14 of the Loan Agreement shall be deemed remade as of the date hereof, except that any and all references to the Loan Agreement in such representations, warranties and covenants shall be deemed to include this Amendment.
(b)Each Borrower represents and warrants to Lender that:
i.The execution and delivery by each Borrower of this Amendment (i) is and will be within its organizational powers, (ii) has been authorized by all necessary organizational action, and (iii) is not and will not be violate any order of any court or other agency of government, of law or any, agreement, contract or other document to which such Borrower is a party, except for agreements, contracts or other documents which would not have a Material Adverse Effect, and will not result in the imposition of any lien or other encumbrance upon such Borrower’s property (other than Permitted Liens) under any existing indenture, mortgage, deed of trust, loan or credit agreement or other agreement or instrument to which such Borrower is a party; and
ii.No Default or Event of Default has occurred and is continuing.
Section 5. Affirmation. Except as specifically amended pursuant to the terms hereof, the Loan Agreement and the other Loan Documents (and all covenants, terms, conditions and agreements therein), shall remain in full force and effect, and are hereby ratified and confirmed

2

in all respects by the Borrowers. Each Borrower covenants and agrees to comply with all of the terms, covenants and conditions of the Loan Agreement, as amended hereby, notwithstanding any prior course of conduct, waivers, releases or other actions or inactions on Lender’s part which might otherwise constitute or be construed as a waiver of or amendment to such terms, covenants and conditions. Each Borrower hereby represents and warrants to Lender that as of the date hereof, there are no claims, counterclaims, offsets or defenses arising out of or with respect to the Obligations. Each Borrower hereby confirms its existing grant to Lender of a lien on and security interest in the Collateral. Each Borrower hereby confirms that all liens and security interests at any time granted by it to Lender continue in full force and effect and secure and shall continue to secure the Obligations. Nothing herein contained is intended to in any manner impair or limit the validity, priority and extent of Lender’s existing security interest in and liens upon the Collateral.
Section 6. Fees and Expenses. In accordance with Section 4.3.4 of the Loan Agreement, the Borrowers agree to reimburse Lender for all costs and expenses of or incurred by Lender, including, but not limited to, reasonable attorneys’ fees, in connection with the evaluation, negotiation, preparation, execution and delivery of this Amendment.
Section 7. Miscellaneous.
(a)Each Borrower hereby agrees to take all such actions and to execute and/or deliver to Lender all such documents, assignments, financing statements and other documents as Lender may reasonably require from time to time, to effectuate and implement the purposes of this Amendment and the other Loan Documents.
(b)This Amendment shall be binding on and shall inure to the benefit of Borrowers, Lender and their respective successors and assigns. No rights are intended to be created hereunder for the benefit of any third party donee, creditor, or incidental beneficiary.
(c)Wherever possible, each provision of this Amendment shall be interpreted in such a manner as to be effective and valid under applicable law, but if any provision of this Amendment shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Amendment.
(d)The headings of any paragraph of this Amendment are for convenience only and shall not be used to interpret any provision hereof.
(e)This Amendment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same agreement. Execution and delivery by facsimile or electronic transmission shall bind the undersigned. Receipt of an executed signature page to this Amendment by facsimile or other electronic transmission shall constitute effective delivery thereof and shall be deemed an original signature hereunder.

3

(f)No modification hereof or any agreement referred to herein shall be binding or enforceable unless in writing and signed on behalf of the party against whom enforcement is sought.
(g)The terms and conditions of this Amendment shall be governed by and construed in accordance with the internal laws of the State of Illinois without regard to conflict of law principles.
(h)EACH BORROWER AND LENDER, BY ITS EXECUTION OR ACCEPTANCE OF THIS AMENDMENT, REAFFIRMS ITS WAIVER OF THE RIGHT TO TRIAL BY JURY IN ANY ACTION, SUIT OR PROCEEDING OR COUNTERCLAIM OF ANY KIND ARISING OUT OF OR RELATED TO ANY OF THE LOAN DOCUMENTS, THE OBLIGATIONS OR THE COLLATERAL.
[SIGNATURE PAGES FOLLOW]

4

(Signature Page to First Amendment to Loan and Security Agreement)
The parties hereto have duly executed this First Amendment to Loan Agreement as of the date first above written.

BORROWERS:	WESTMORELAND COAL COMPANY, a Delaware corporation By: /s/ Kevin Paprzycki Kevin Paprzycki Chief Financial Officer

WESTMORELAND ENERGY LLC, a Delaware limited liability company By: /s/ Kevin Paprzycki Kevin Paprzycki Chief Financial Officer

WESTMORELAND - NORTH CAROLINA POWER, L.L.C., a Virginia limited liability company By: /s/ Kevin Paprzycki Kevin Paprzycki Chief Financial Officer

WEI-ROANOKE VALLEY, INC., a Delaware corporation By: /s/ Kevin Paprzycki Kevin Paprzycki Chief Financial Officer

5

(Signature Page to First Amendment to Loan and Security Agreement)

BORROWERS:	WESTMORELAND - ROANOKE VALLEY, L.P., a Delaware limited partnership By:WEI-Roanoke Valley, Inc. its general partner By: /s/ Kevin Paprzycki Kevin Paprzycki Chief Financial Officer

WESTMORELAND PARTNERS, a
Virginia general partnership
By:Westmoreland-Roanoke Valley, L.P.,
its general partner
By:WEI-Roanoke Valley, Inc.,
its general partner
By: /s/ Kevin Paprzycki
      Kevin Paprzycki
      Chief Financial Officer
By: Westmoreland-North Carolina Power,
         L.L.C., its general partner
By: /s/ Kevin Paprzycki
      Kevin Paprzycki
      Chief Financial Officer

WESTMORELAND RESOURCES, INC., a Delaware corporation By: /s/ Kevin Paprzycki Kevin Paprzycki Chief Financial Officer

6

(Signature Page to First Amendment to Loan and Security Agreement)

BORROWERS:	WESTMORELAND KEMMERER, INC., a Delaware corporation By: /s/ Kevin Paprzycki Kevin Paprzycki Chief Financial Officer

WESTMORELAND COAL SALES COMPANY, INC., a Delaware corporation By: /s/ Kevin Paprzycki Kevin Paprzycki Chief Financial Officer

WRI PARTNERS, INC., a Delaware corporation By: /s/ Kevin Paprzycki Kevin Paprzycki Chief Financial Officer

WCC LAND HOLDING COMPANY, INC., a Delaware corporation By: /s/ Kevin Paprzycki Kevin Paprzycki Chief Financial Officer

7

(Signature Page to First Amendment to Loan and Security Agreement)

LENDER:	THE PRIVATEBANK AND TRUST COMPANY By: /s/ Susan Lanz Managing Director

8

CONSENT AND SECOND AMENDMENT TO LOAN AND SECURITY AGREEMENT
This CONSENT AND SECOND AMENDMENT TO LOAN AND SECURITY AGREEMENT, dated as of January 22, 2014 (this “Amendment”), is entered into among WESTMORELAND COAL COMPANY, a Delaware corporation (“Westmoreland Parent”), WESTMORELAND ENERGY LLC, a Delaware limited liability company (“Westmoreland Energy”), WESTMORELAND - NORTH CAROLINA POWER, L.L.C., a Virginia limited liability company (“Westmoreland NC”), WEI-ROANOKE VALLEY, INC., a Delaware corporation (“WEI”), WESTMORELAND - ROANOKE VALLEY, L.P., a Delaware limited partnership (“Westmoreland Roanoke”), WESTMORELAND PARTNERS, a Virginia general partnership (“Westmoreland”), WESTMORELAND RESOURCES, INC., a Delaware corporation (“Westmoreland Resources”), WESTMORELAND KEMMERER, INC., a Delaware corporation (“Kemmerer”), WESTMORELAND COAL SALES COMPANY, INC., a Delaware corporation (“Coal Sales”), WRI PARTNERS, INC., a Delaware corporation (“WRI”) and WCC LAND HOLDING COMPANY, INC., a Delaware corporation (“WCC”; together with Westmoreland Parent, Westmoreland Energy, Westmoreland NC, WEI, Westmoreland Roanoke, Westmoreland, Westmoreland Resources, Kemmerer Coal Sales and WRI, individually a “Borrower” and collectively the “Borrowers”), and THE PRIVATEBANK AND TRUST COMPANY (“Lender”).
W I T N E S S E T H:
WHEREAS, Borrowers and Lender entered into that certain Loan and Security Agreement dated as of June 29, 2012, as amended by that certain First Amendment to Loan and Security Agreement dated as of January 10, 2014 (as may be further amended, restated, supplemented, or otherwise modified from time to time, collectively, the “Loan Agreement”), pursuant to which the Borrowers established certain financing arrangements with Lender;
WHEREAS, Borrowers have notified Lender that pursuant to the terms of that certain Arrangement Agreement dated as of December 24, 2013 by and among Westmoreland Parent, Westmoreland Canada Holdings, Inc., Altius Minerals Corporation, Altius Prairie Royalties Corp., Sherritt International Corporation, 1683740 Alberta Ltd., 1836774 Ontario Limited, Prairie Mines & Royalty Ltd. and Coal Valley Resources Inc. (the “Arrangement Agreement”), Westmoreland Parent intends to acquire the coal operations of Sherritt International Corporation, an Ontario corporation (“Sherritt”), which consist of the Prairie Mines & Royalty Ltd. subsidiary of Sherritt, and the Coal Valley Resources Inc. subsidiary of Sherritt (the “Sherritt Acquisition”);
WHEREAS, Borrowers have further notified Lender that, in connection with the Sherritt Acquisition, Westmoreland Parent intends to form a new subsidiary called Westmoreland Escrow Corporation, a Delaware corporation (“Westmoreland Escrow”), which is offering for sale $400,000,000 aggregate principal amount of 10.750% Senior Secured Notes (the “Escrow Notes”), the proceeds of which will be held in an escrow account pending the satisfaction of certain conditions, including the use of much of the proceeds for the closing of the Sherritt Acquisition;
WHEREAS, upon the closing of the Sherritt Acquisition, Westmoreland Parent will issue $400,000,000 in aggregate principal amount of its Second Lien Notes (the “2014 Second Lien Notes”), which will be automatically exchanged for the Escrow Notes;
WHEREAS, unrelated to the Sherritt Acquisition, the Escrow Notes or the 2014 Second Lien Notes, Westmoreland Parent has formed a new subsidiary, Westmoreland Energy Services, Inc., a Delaware corporation, which is an unrestricted subsidiary under the Second Lien Notes Indenture;
WHEREAS, Borrowers have requested that Lender (i) amend the Loan Agreement to provide for the issuance of the 2014 Second Lien Notes, (ii) consent to the formation of Westmoreland Escrow and WESI and (iii) consent to the incurrence of Indebtedness pursuant to the 2014 Second Lien Notes. Lender is willing to make such amendments and provide such consents on the terms and conditions hereof.
NOW, THEREFORE, with the foregoing background hereinafter deemed incorporated by reference herein and made part hereof, the parties hereto, intending to be legally bound, hereby agree as follows:
Section 1. Consent. Subject to the satisfaction of the conditions precedent set forth in Section 4 hereof:
(a)Notwithstanding Section 11.14 and Section 13.2 of the Loan Agreement, Lender hereby consents to the incurrence of the indebtedness by Westmoreland Parent represented by the 2014 Second Lien Notes in accordance with the terms and conditions of the January 22, 2014 draft of the Company’s Offering Memorandum delivered by Westmoreland Parent to Lender (the “Offering Memorandum”).
(b)Notwithstanding Section 13.4 of the Loan Agreement, Lender hereby consents to the formation of (i) Westmoreland Escrow, a wholly owned Subsidiary of Westmoreland Parent, in order to accomplish the financing for the Sherritt Acquisition by the issuance of the Escrow Notes as described and set forth in the Offering Memorandum and (ii) WESI, and waives any noncompliance by Borrowers with Section 13.4 of the Loan Agreement in connection with Westmoreland Parent’s formation of WESI without the prior written consent of Lender.
(c)The foregoing consents are expressly limited to the specific transactions described above in this Section 1, and shall not be deemed or otherwise construed to constitute a consent to any other transaction, whether or not similar to the transactions described above in this Section 1. Lender has granted the consents set forth in this Section 1 in this particular instance and in light of the facts and circumstance that presently exist, and the grant of such consent shall not constitute a course of dealing or impair Lender’s right to withhold any similar consent in the future.

Section 2. Incorporation of the Loan Agreement. All capitalized terms which are not defined hereunder shall have the same meanings as set forth in the Loan Agreement, and the Loan Agreement, to the extent not inconsistent with this Amendment, is incorporated herein by this reference as though the same were set forth in its entirety. To the extent any terms and provisions of the Loan Agreement are inconsistent with the amendment set forth in Section 2 below, such terms and provisions shall be deemed superseded hereby. Except as specifically set forth herein, the Loan Agreement shall remain in full force and effect and its provisions shall be binding on the parties hereto.
Section 3. Amendment of the Loan Agreement.
(a)The definition of the terms “Escrow Notes”, “Offering Memorandum” and “Westmoreland Escrow” are hereby added to Section 1.1 of the Loan Agreement to read as follows:
Escrow Notes means those certain 10.750% Senior Secured Notes of Westmoreland Escrow in the aggregate principal amount of $400,000,000, issued in accordance with the terms of the Offering Memorandum.
Offering Memorandum means the Company’s Offering Memorandum relating to the issuance of the Escrow Notes, which conforms in all material respects to the January 22, 2014 draft of the Company’s Offering Memorandum delivered by Westmoreland Parent to Lender.
2014 Second Lien Notes means Second Lien Notes in the aggregate principal amount of $400,000,000, issued and exchanged for the Escrow Notes in accordance with the terms of the Offering Memorandum.
WESI means Westmoreland Energy Services, Inc., a Delaware corporation.
Westmoreland Escrow means Westmoreland Escrow Corporation, a Delaware corporation.
(b)The definition of “Second Lien Notes Facility” is amended and restated to read in its entirety as follows:
Second Lien Notes Facility shall mean the senior notes facility obtained by the Borrowers pursuant to the terms of the Second Lien Notes Indenture, in an aggregate principal amount not to exceed $674,000,000.
(c)The definition of “Second Lien Notes Indenture” is amended and restated to read in its entirety as follows:
Second Lien Notes Indenture shall mean the Indenture dated as of February 4, 2011, among Westmoreland Parent, Westmoreland Partners and the Second Lien Notes Trustee, as supplemented and amended by the Supplemental Indenture dated as of January 31, 2012 among Westmoreland Parent, Westmoreland

Partners and the Second Lien Notes Trustee, and by a Supplemental Indenture among Westmoreland Parent, Westmoreland Partners and the Second Lien Notes Trustee governing the 2014 Second Lien Notes.
(d)Section 11.14 of the Loan Agreement is hereby amended and restated to read as follows:
11.14    Indebtedness. Except as set forth on Schedule 11.14 hereto or as otherwise provided in the Second Lien Notes Indenture or the Second Lien Notes, no Borrower is obligated (directly or indirectly), for any loans or other indebtedness for borrowed money other than the Loans.
(e)Section 13.2 of the Loan Agreement is hereby amended and restated to read as follows:
13.2    Indebtedness. The Borrowers shall not, and shall not permit any other Borrower to create, incur, assume or become obligated (directly or indirectly), for any loans or other indebtedness for borrowed money other than the Loans, except that the Borrowers and the Borrowers may (i) borrow money from a Person other than Lender on an unsecured and subordinated basis if a subordination agreement in favor of Lender and in form and substance satisfactory to Lender in its sole discretion is executed and delivered to Lender relative thereto; (ii) maintain their present indebtedness listed on Schedule 11.14 hereto; (iii) incur unsecured indebtedness to trade creditors in the ordinary course of business; (iv) incur purchase money indebtedness or Capital Lease obligations in connection with Capital Expenditures; (v) incur the Subordinated Debt as described in the Second Lien Note Documents as in effect on the date hereof, and as in effect subsequently with respect to the 2014 Second Lien Notes, so long as such Subordinated Debt is at all times subject to the subordination provisions set forth in the Second Lien Notes Intercreditor Agreement as in effect on the date hereof; and (vi) incur operating lease obligations requiring payments not to exceed $500,000 in the aggregate during any Fiscal Year of the Borrowers.
(f)The last sentence set forth in Section 13.4 of the Loan Agreement is hereby amended and restated to read as follows:
Except for the formation of Westmoreland Escrow and WESI, in connection with any transaction described on Schedule 13.4 hereto or in connection with a Permitted Acquisition (provided that the Borrowers comply with the provisions of Section 12.12 herein), the Borrowers shall not form any Subsidiaries or enter into any joint ventures or partnerships with any other Person other than another Borrower without the prior written consent of Lender.
Section 4. Effectiveness Conditions. The consent set forth in Section 1(b) above and the related amendments set forth in this Amendment shall be effective upon the satisfaction of the conditions precedent set forth in items (b) and (c) of this Section 4, each to the satisfaction of Lender in its reasonable discretion, and all other consents and amendments set forth in this

Amendment shall be effective upon the satisfaction of the conditions precedent set forth in items (a), (b) and (c) of this Section 4, each to the satisfaction of Lender in its reasonable discretion:
(a)Receipt by Lender of the final Offering Memorandum relating to the sale of the Escrow Notes and the 2014 Second Lien Notes.
(b)receipt by Lender from each party hereto of a counterpart of this Amendment signed on behalf of such party; and
(c)receipt by Lender of such other documents, instruments and/or agreements as Lender shall reasonably request prior to the date hereof.
Section 5. Representations, Covenants and Warranties; No Default.
(a)The representations, covenants and warranties of the Borrowers set forth in Sections 11, 12, 13 and 14 of the Loan Agreement shall be deemed remade as of the date hereof, except that any and all references to the Loan Agreement in such representations, warranties and covenants shall be deemed to include the changes thereto made by this Amendment.
(b)Each Borrower represents and warrants to Lender that:
i.The execution and delivery by each Borrower of this Amendment (i) is and will be within its organizational powers, (ii) has been authorized by all necessary organizational action, and (iii) is not and will not be violate any order of any court or other agency of government, of law or any, agreement, contract or other document to which such Borrower is a party, except for agreements, contracts or other documents which would not have a Material Adverse Effect, and will not result in the imposition of any lien or other encumbrance upon such Borrower’s property (other than Permitted Liens) under any existing indenture, mortgage, deed of trust, loan or credit agreement or other agreement or instrument to which such Borrower is a party; and
ii.No Default or Event of Default has occurred and is continuing.
Section 6. Affirmation. Except as specifically amended pursuant to the terms hereof, the Loan Agreement and the other Loan Documents (and all covenants, terms, conditions and agreements therein), shall remain in full force and effect, and are hereby ratified and confirmed in all respects by the Borrowers. Each Borrower covenants and agrees to comply with all of the terms, covenants and conditions of the Loan Agreement, as amended hereby, notwithstanding any prior course of conduct, waivers, releases or other actions or inactions on Lender’s part which might otherwise constitute or be construed as a waiver of or amendment to such terms, covenants and conditions. Each Borrower hereby represents and warrants to Lender that as of the date hereof, there are no claims, counterclaims, offsets or defenses arising out of or with respect to the Obligations. Each Borrower hereby confirms its existing grant to Lender of a lien on and security interest in the Collateral. Each Borrower hereby confirms that all liens and security interests at any time granted by it to Lender continue in full force and effect and secure and shall continue to secure the Obligations. Nothing herein contained is intended to in any manner impair or limit the validity, priority and extent of Lender’s existing security interest in and liens upon the Collateral.
Section 7. Fees and Expenses. In accordance with Section 4.3.4 of the Loan Agreement, the Borrowers agree to reimburse Lender for all costs and expenses of or incurred by Lender, including, but not limited to, reasonable attorneys’ fees, in connection with the evaluation, negotiation, preparation, execution and delivery of this Amendment.
Section 8. Miscellaneous.
(a)Each Borrower hereby agrees to take all such actions and to execute and/or deliver to Lender all such documents, assignments, financing statements and other documents as Lender may reasonably require from time to time, to effectuate and implement the purposes of this Amendment and the other Loan Documents.
(b)This Amendment shall be binding on and shall inure to the benefit of Borrowers, Lender and their respective successors and assigns. No rights are intended to be created hereunder for the benefit of any third party donee, creditor, or incidental beneficiary.
(c)Wherever possible, each provision of this Amendment shall be interpreted in such a manner as to be effective and valid under applicable law, but if any provision of this Amendment shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Amendment.
(d)The headings of any paragraph of this Amendment are for convenience only and shall not be used to interpret any provision hereof.
(e)This Amendment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same agreement. Execution and delivery by facsimile or electronic transmission shall bind the undersigned. Receipt of an executed signature page to this Amendment by facsimile or other electronic transmission shall constitute effective delivery thereof and shall be deemed an original signature hereunder.
(f)No modification hereof or any agreement referred to herein shall be binding or enforceable unless in writing and signed on behalf of the party against whom enforcement is sought.
(g)The terms and conditions of this Amendment shall be governed by and construed in accordance with the internal laws of the State of Illinois without regard to conflict of law principles.
(h)EACH BORROWER AND LENDER, BY ITS EXECUTION OR ACCEPTANCE OF THIS AMENDMENT, REAFFIRMS ITS WAIVER OF THE RIGHT TO TRIAL BY JURY IN ANY ACTION, SUIT OR PROCEEDING OR

COUNTERCLAIM OF ANY KIND ARISING OUT OF OR RELATED TO ANY OF THE LOAN DOCUMENTS, THE OBLIGATIONS OR THE COLLATERAL.
[SIGNATURE PAGES FOLLOW]

(Signature Page to Consent and Second Amendment to Loan and Security Agreement)

The parties hereto have duly executed this Consent and Second Amendment to Loan Agreement as of the date first above written.

BORROWERS:	WESTMORELAND COAL COMPANY, a Delaware corporation By: /s/ Jennifer Grafton Jennifer S. Grafton Secretary

WESTMORELAND ENERGY LLC, a Delaware limited liability company By: /s/ Jennifer Grafton Jennifer S. Grafton Secretary

WESTMORELAND - NORTH CAROLINA POWER, L.L.C., a Virginia limited liability company By: /s/ Jennifer Grafton Jennifer S. Grafton Secretary

WEI-ROANOKE VALLEY, INC., a Delaware corporation By: /s/ Jennifer Grafton Jennifer S. Grafton Secretary

(Signature Page to Consent and Second Amendment to Loan and Security Agreement)

BORROWERS:	WESTMORELAND - ROANOKE VALLEY, L.P., a Delaware limited partnership By:WEI-Roanoke Valley, Inc. its general partner By: /s/ Jennifer Grafton Jennifer S. Grafton Secretary

WESTMORELAND PARTNERS, a
Virginia general partnership
By:Westmoreland-Roanoke Valley, L.P., its general partner
By:WEI-Roanoke Valley, Inc.,
its general partner
By: /s/ Jennifer Grafton
      Jennifer S. Grafton
      Secretary
By: Westmoreland-North Carolina Power,
      L.L.C., its general partner
By: /s/ Jennifer Grafton
      Jennifer S. Grafton
      Secretary

WESTMORELAND RESOURCES, INC., a Delaware corporation By: /s/ Jennifer Grafton Jennifer S. Grafton Secretary

(Signature Page to Second Amendment and Consent to Loan and Security Agreement)

BORROWERS:	WESTMORELAND KEMMERER, INC., a Delaware corporation By: /s/ Jennifer Grafton Jennifer S. Grafton Secretary

WESTMORELAND COAL SALES COMPANY, INC., a Delaware corporation By: /s/ Jennifer Grafton Jennifer S. Grafton Secretary

WRI PARTNERS, INC., a Delaware corporation By: /s/ Jennifer Grafton Jennifer S. Grafton Secretary

WCC LAND HOLDING COMPANY, INC., a Delaware corporation By: /s/ Jennifer Grafton Jennifer S. Grafton Secretary

(Signature Page to Second Amendment and Consent to Loan and Security Agreement)

LENDER:	THE PRIVATEBANK AND TRUST COMPANY By: /s/ Susan Lanz Susan Lanz Managing Director